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                                                                   EXHIBIT 10.24


                         AMENDMENT TO "B" CONTRACT AND
                        PRODUCTION ALLOCATION AGREEMENT

         This Agreement is entered into and effective as of the first day of January, 1993, by and between Colorado Interstate Gas Company ("CIG") and Mesa Operating Limited Partnership ("MESA"). CIG and MESA may be referred to herein individually as a "Party" or collectively as the "Parties," and this Agreement may be referred to herein as the "Amendment."

         WHEREAS, CIG and MESA are parties to that certain contract dated January 3, 1928, as amended and supplemented (""B" Contract"), and that certain "B" Contract Production Allocation Agreement, dated January 1, 1991 ("PAA"), which amended the "B" Contract to the extent expressly provided for therein.

         WHEREAS, the parties desire to make certain amendments to the "B" Contract and the PAA, as more fully set forth herein.

         NOW, THEREFORE, for and in consideration of the covenants and obligations set forth herein, and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, CIG and MESA hereby agree as follows:

         1. Each of the terms used herein shall have the same meaning as set forth in the PAA, unless otherwise specifically defined herein.

         2. The phrase "Section 3.1 hereof" in Section 1.30 of the PAA is deleted and replaced with the phrase "Section 3.1.a."

         3. Section 1.33 of the PAA shall be deleted in its entirety and the following substituted therefor:

                 1.33 "Redetermination Date" shall mean the first day of any month following at least ninety (90) days prior written notice of either Party's desire to redetermine the Net "B" Contract Production from and after January 1, 1991 through Depletion.

         4.      New Sections 1.35 through 1.42 of the PAA are added as follows:

                 1.35 "Summer Months" shall mean the months of April through October.

                 1.36     "Winter Months" shall mean months other than Summer
                 Months.

                 1.37 "Plant Inlet Field Fuel" means those volumes of Gross "B" Contract Production delivered to the inlet(s) of the Bivins Plant, Fritch Plant and/or the Fain Plant which, after processing, yield those volumes of residue gas used as Net "B" Contract Field Fuel.
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                 1.38     "PYPIFF" means the Plant Inlet Field Fuel for the
                 calendar year prior to the current year.

                 1.39 "Fuel Difference" or "FD," with respect to a determination made for the current calendar year, equals the PYPIFF minus the Plant Inlet Field Fuel for the second preceding calendar year. FD for the calculation of CIG's calendar year 1997 Net "B" Contract entitlement shall be deemed 0. The calculation of the Fuel Difference shall be adjusted as necessary to reflect the outcome of the Field Fuel issue set forth in Article IV of this Agreement.

                 1.40 "Exchange Volumes" shall mean those volumes as defined in Section 3.1.b(2)(e) below.

                 1.41 "Exchange Percentage" shall mean 17.25% if CIG is an Overproduced Party; 42.25% if CIG is an Underproduced Party; or 23% if CIG is neither an Overproduced Party nor an Underproduced Party.

                 1.42 "Gas Processing Agreement" means that Gas Processing Agreement between CIG and MESA dated as of January 1, 1993.

         5. Section 3.1.a. of the PAA is deleted in its entirety and the following substituted therefor:

                 a. Notwithstanding anything else in this Agreement to the contrary, MESA shall be entitled to 77% of the Net "B" Contract Production from and after January 1, 1991 through Depletion, and CIG shall be entitled to 23% of the Net "B" Contract Production from and after January 1, 1991 through Depletion.

         6. Section 3.1.b. of the PAA is deleted in its entirety and the following substituted therefor:

                 3.1.b.(1)        During the period from January 1, 1991,
                                  through December 31, 1996, each Party shall be entitled to take, on a daily basis, its respective Percentage Share of Net "B"
                                  Contract Production subject to the provisions of Section 3.4 below and to the following:

                          (a) During calendar year 1993, MESA's takes of Net "B" Contract Production shall be limited to a maximum of 35 Bcf.

                          (b) During the period from January 1, 1994, through December 31, 1996, MESA's takes of Net "B" Contract Production shall be limited to a maximum of 32 Bcf per calendar year.





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                 3.1.b.(2)        During the period from January 1, 1997,
                                  through December 31, 1999, and subject to the provisions of Section 3.4 below:

                          (a)     During the Summer Months and subject to
                                  Section 3.1.b(2)(d) below:

                                  (i)      CIG shall be entitled to take, on a
                                  daily basis, the volume resulting from the formula 40 MMcf - [(PYPIFF + FD)/214] (or less if it desires) of Net "B" Contract Production. Should CIG fail to take the volume resulting from the formula 8500 MMcf - (PYPIFF + FD) of Net "B" Contract Production during the Summer Months of any calendar year, CIG shall be entitled to take, on a daily basis, the volume resulting from the formula 35 MMcf - [(PYPIFF + FD)/214] (or less if it desires) of such Production beginning November 1 until CIG has taken the volume resulting from the formula 8500 MMcf - (PYPIFF + FD) during the April through November period of such calendar year. By the 15th day of the month of October, CIG shall nominate, in writing, such additional volumes of Net "B" Contract Production which CIG intends to take in the month of November.

                                  (ii)     CIG shall also be entitled to take,
                                  on a daily basis, all Plant Inlet Field Fuel used that day.

                                  (iii)     MESA shall be entitled to take, on
                                  the same day, all volumes of Net "B" Contract Production not taken by CIG on that day. If MESA does not take, on the same day, all the volumes of Net "B" Contract Production which are in excess of such volumes taken by CIG, then CIG shall be entitled to take, on that day, the remaining volumes of Net "B" Contract Production not taken by MESA.

                          (b)     During the Winter Months:

                                  (i)      Except as provided in Section
                                  3.1.(b)(2)(a)(i) above and subsection b(iii) below, CIG shall not be entitled to take any volumes of Net "B" Contract Production.

                                  (ii)     CIG shall be entitled to take, on a
                                  daily basis, all Plant Inlet Field Fuel used that day. Subject to the provisions of the Gas Processing Agreement, MESA shall tender on a daily basis, to CIG at the tailgate of the Fain Plant into CIG's pipeline, a volume of residue gas (in MMBtus) associated with the Plant Inlet Field Fuel used that day.





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                                  (iii)    MESA shall be entitled to take, on a
                                  daily basis, all volumes of Net "B" Contract
                                  Production. If MESA does not take, on any day(s), all the volumes of Net "B" Contract Production, then CIG shall be entitled to take, on the same day, the remaining volumes of Net "B" Contract Production not taken by MESA.

                          (c) The volume of Plant Inlet Field Fuel used on any day shall be deemed the first volumes taken by CIG on that day.

                          (d) CIG shall be entitled to take a maximum volume of Plant Inlet Field Fuel and Net "B" Contract Production pursuant to subsections
                                  (b)(2)(a)(i), (b)(2)(a)(ii) and (b)(2)(b)(ii)
                                  above equal to 8.5 Bcf per calendar year as adjusted by the Fuel Difference.

                          (e) (i) During each day of the Winter Months of December through March, at CIG's option, MESA shall tender to CIG at the tailgate of the Fain Plant into CIG's pipeline, a volume of residue gas [in MMBtus] ("Exchange Volumes") associated with the Exchange Percentage of Net "B" Contract Production for that day (less any Net "B" Contract Production taken by CIG pursuant to Section 3.1.(b)(2)(b)(iii) above). Such Exchange Volumes shall be determined based upon the actual Fain Plant shrinkage rates. This option may be exercised by CIG upon sixty (60) days written notice prior to each December 1 of such Winter Months during which it requests Exchange Volumes.

                                  (ii) During each day of the Summer Months immediately following the Winter Months in which CIG has taken Exchange Volumes, CIG shall tender to MESA (or for MESA's account) into Panhandle Eastern Pipe Line at the CIG-Panhandle Lakin interchange located in Kearney County, Kansas, or at any other redelivery point(s) mutually agreed to (including the Fain Plant tailgate) a volume of residue gas (in MMBtu's) equal to the Exchange Volumes. A redelivery point(s), other than the Lakin interchange, shall be mutually agreed to in writing by the Parties by no later than each December 1 of the Winter Months immediately preceding the Summer Months during which the redelivery will occur. Such Exchange Volumes shall be redelivered to MESA on consecutive days beginning June 1 of such Summer Months over the same amount of time as the Exchange Volumes were received by CIG over the Winter Months at a pro rata volumetric rate or at any other rate mutually agreed to by the Parties.





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                                  (iii)    The delivery by MESA to CIG of the
                                  Exchange Volumes shall be at no cost to CIG, and the redelivery of the equivalent volumes by CIG to MESA shall be at no cost to MESA and shall not constitute (1) a basis for cash balancing under the provisions of Section 6.3, or (2) the taking by CIG of Net "B" Contract Production for purposes of this Agreement, or (3) constitute a sale(s) or exchange(s) for tax purposes under the Internal Revenue Code of 1986 and the regulations thereunder. Instead, such delivery(ies) and redelivery(ies) will be deemed for all purposes to be merely an exchange of gas.

                 3.1.b.(3)        For the calendar year 2000, and subject to
                                  the provisions of Section 3.4 below:

                          (a) From January 1 through June 30, CIG shall be entitled to take, on a daily basis, all Plant Inlet Field Fuel used that day.

                          (b) During the Summer Months and subject to 3.1.(b)(3)(f) below:

                                  (i)      From April 1 through June 30, CIG
                                  shall be entitled to take, on a daily basis, the volume resulting from the formula 40 MMcf
                                  - [(PYPIFF + FD)/214] (or less if it desires) of Net "B" Contract Production.

                                  (ii)     From July 1 through October 31,
                                  subject to Section 3.1.c, CIG shall be
                                  entitled to take, on a daily basis, the
                                  volume resulting from the formula 35 MMcf -
                                  [(PYPIFF + FD)/214] (or less if it desires) of Net "B" Contract Production. The formula in this subsection shall be adjusted as necessary to reflect the outcome of the Field Fuel issue set forth in Article IV of this Agreement.

                                  (iii)    MESA shall be entitled to take, on
                                  the same day, all volumes of Net "B" Contract Production not taken by CIG on that day. If MESA does not take, on the same day, all the volumes of Net "B" Contract Production which are in excess of such volumes taken by CIG, then CIG shall be entitled to take, on that day, the remaining volumes of Net "B" Contract Production not taken by MESA.

                          (c)     During the Winter Months:

                                  (i)      Except as provided in subsection
                                  (c)(ii) below, CIG shall not be entitled to take any volumes of Net "B" Contract Production.





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                                  (ii)     MESA shall be entitled to take, on a
                                  daily basis, all volumes of Net "B" Contract
                                  Production. If MESA does not take, on any day, all the volumes of Net "B" Contract Production, then CIG shall be entitled to take, on the same day, the remaining volumes of Net "B" Contract Production not taken by MESA.

                          (d)     From July 1 through December 31:

                                  (i)      MESA shall also be entitled to take
                                  Plant Inlet Field Fuel, on a daily basis, as and to the extent determined pursuant to the provisions of Article IV of this Agreement.

                                  (ii)     CIG shall also be entitled to take
                                  Plant Inlet Field Fuel, on a daily basis, as and to the extent determined pursuant to the provisions of Article IV of this Agreement. Subject to the provisions of the Gas Processing Agreement, MESA shall tender to CIG each day at the tailgate of the Fain Plant into CIG's pipeline, a volume of residue gas (in MMBtus) associated with such Plant Inlet Field Fuel for that day.

                          (e) The volume of Plant Inlet Field Fuel used on any day shall be deemed the first volumes taken by CIG on that day.

                          (f) Subject to Section 3.1.c., CIG shall be entitled to take a maximum volume of Plant Inlet Field Fuel and Net "B" Contract Production pursuant to subsections (b)(3)(a),
                                  (b)(3)(b)(i), (b)(3)(b)(ii) and (b)(3)(d)(ii)
                                  above equal to 7.56 Bcf for the calendar year as adjusted by the Fuel Difference.

                    3.1.b.(4)     Beginning January 1, 2001, and subject to the
                                  provisions of Sections 3.1.c. and 3.4 below:

                          (a) During the Summer Months of each calendar year and subject to Section 3.1.(b)(4)(f) below:

                                  (i)      CIG shall be entitled to take, on a
                                  daily basis, the volume resulting from the formula 35 MMcf - [(PYPIFF + FD)/214] (or less if it desires) of Net "B" Contract Production. The formula in this subsection shall be adjusted as necessary to reflect the outcome of the Field Fuel issue set forth in
                                  Article IV of this Agreement.

                                  (ii)     MESA shall be entitled to take, on
                                  the same day, all volumes of Net "B" Contract Production not taken by CIG on that day. If MESA does not take, on the same day, all the volumes of





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
                                  Net "B" Contract Production, which are in excess of such volumes taken by CIG, then CIG shall be entitled to take, on that day, the remaining volumes of Net "B" Contract Production not taken by MESA.

                          (b)     During the Winter Months:

                                  (i)      Except as provided in subsection
                                  (b)(ii) below, CIG shall not be entitled to take any volumes of Net "B" Contract Production.

                                  (ii) MESA shall be entitled to take, on a daily basis, all volumes of Net "B" Contract Production. If MESA does not take, on any day, all the volumes of Net "B" Contract Production, then CIG shall be entitled to take, on the same day, the remaining volumes of Net "B" Contract Production not taken by MESA.

                          (c) MESA shall be entitled to take Plant Inlet Field Fuel, on a daily basis, as and to the extent determined pursuant to the provisions of Article IV of this Agreement.

                          (d) CIG shall be entitled to take Plant Inlet Field Fuel, on a daily basis, as and to the extent determined pursuant to the provisions of Article IV of this Agreement. Subject to the provisions of the Gas Processing Agreement, MESA shall tender to CIG each day at the tailgate of the Fain Plant into CIG's pipeline, such Plant Inlet Field Fuel for that day.

                          (e) The volume of Plant Inlet Field Fuel used on any day shall be deemed the first volumes taken by CIG on that day.

                          (f) Subject to Section 3.1.c., CIG shall be entitled to take a maximum volume of Plant Inlet Field Fuel and Net "B" Contract Production pursuant to subsections
                                  (b)(4)(a)(i) and (b)(4)(d) above equal to 7.0 Bcf during the calendar year as adjusted by the Fuel Difference.

         3.1.b.(5)        Except as provided in Section 3.1.b.(2)(a)(i) and
                          except with respect to the Fuel Difference adjustments as described above, neither Party shall have any rights to take additional gas volumes in any daily, monthly or yearly period(s) in order to makeup for its failure to take during an applicable prior period any or all of the entitlements to which it has under Section 3.1.b.





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         7.      Section 3.1.c. of the PAA is deleted in its entirety and the following substituted:

                 3.1.c.    Beginning July 1, 2000, MESA shall be entitled to
                 take, on a daily basis, volumes of Net "B" Contract Production which are in excess of the volumes it is entitled to take under Sections 3.1.b(3)(b)(iii) and 3.1.b(4)(a)(ii) above, but only to the extent that the volumes taken by MESA for that day, and any excess volumes taken pursuant to this Section 3.1.c. are required by MESA to meet its volumetric obligations under the Amarillo Supply Agreement as such Agreement existed as of January 1, 1991.

         8. Effective January 1, 1997, Section 3.5.b. of the PAA is deleted in its entirety and the following substituted therefor:

                 b. While the ASSA is in effect, MESA's obligation to make certain volumes of gas available to CIG on certain "Peak Days," by reducing the applicable "Maximum Daily Volume(s)" as specified in the ASSA, shall be satisfied, on a Mcf basis, but only with respect to the amount by which MESA is unable to take such "Maximum Daily Volume(s)" on a Peak Day because it is delivering Exchange Volumes to CIG on that day. The amount by which MESA's "Peak Day" obligation will be satisfied shall be determined pursuant to the following formula:

                          (The lesser of A or B) - (C x B) = Amount of
                          Reduction*

                          A =     Applicable "Maximum Daily Volume" set forth
                                  in the ASSA.
                          B =     Net "B" Contract Production for
                                  the day.
                          C =     1 - Exchange Percentage.
                          * =     MESA's "Peak Day" obligation shall not
                                  increase, and shall not be reduced by more than 15 MMcf/d.

         9.      The following is added to the PAA as new subsection (3) to
Section 3.3b.:

                 (3) Either CIG or MESA may request a redetermination of Net "B" Contract Production from and after January 1, 1991, through Depletion by advance notice as provided in Section 1.33 above. A Party requesting such a redetermination may not request another such redetermination more often than once every three calendar years thereafter until Depletion.

         10.     The following provisions are added to the PAA as new Section
3.6:

                 3.6 CIG shall have the right at any time to install and operate the pipeline and facilities necessary to take delivery and to make deliveries of gas at the Fain Plant tailgate.
                 MESA shall fully cooperate with CIG's efforts to construct and operate such pipeline and facilities.

         11.     The phrase "Except as provided in Section 6.1.c. below," in
Section 5.2 of the PAA is deleted.

         12.     Section 6.1 of the PAA is deleted in its entirety.

         13. Subsections 6.3.a(3) and (4) of the PAA are deleted in their entirety and the following substituted therefor:

                 (3) If during any month as a result of Governmental Action either Party cannot take any portion of the Net "B" Contract Production which such Party is entitled to take during that month pursuant to
                          Section 3.1.b. above, then, at the limited Party's option, there shall be a cash balancing, but only with respect to the Net "B" Contract Production portion of the amount by which such limited Party's monthly entitlements as described in Section 3.1 exceed the maximum Net "B" Contract Production it can take during such month consistent with such Governmental Action, and only to the extent that the non-limited Party actually takes Net "B" Contract Production in excess of such non-limited Party's monthly Net "B" Contract Production entitlements as described in Section 3.1, excluding those Net "B" Contract Production volumes on any day and/or month during which such non-limited Party could have taken only because the other Party was not taking all of its Net "B" Contract Production entitlement on that same day. Such cash balancing shall be made within 45 days after the end of the month with respect to which such cash balancing is required.

                 (4) In the event that CIG is prevented by the provisions of Section 3.1.c. above from taking, during any month, any Net "B" Contract Production which CIG is entitled to take during that month pursuant to
                          Section 3.1.b. above, then, at CIG's option, within 45 days after the end of that month there shall be a cash balancing, but only with respect to the Net "B" Contract Production portion of the gas volumes that CIG was thus prevented from taking.

         14. Any and all direct and indirect references to the City of Amarillo and/or its environs in the State of Texas which have in the past serve(d) or act(ed), or which have in the past or may in the future be(en) construe(d) as a limitation(s) and/or restriction(s) upon CIG's obligations to deliver to MESA, and/or MESA's rights to take the natural gas committed under the "B" Contract are hereby deleted in their entirety from the "B" Contract, the PAA and any amendments thereto. MESA may take, use, process and/or sell the natural gas committed under the "B" Contract, and/or any of the hydrocarbons and non-hydrocarbons contained therein anywhere, whether inside or outside the City of Amarillo and/or its environs, inside and/or outside the State of Texas. The Parties agree to make any modifications and amendments to any other agreement(s) between them necessary to fully implement the intent of the Parties set forth in this paragraph 14 of this Amendment.

         15. The Parties shall, contemporaneously with the execution of this Amendment, execute the Gas Processing Agreement. The Parties agree that execution of the Gas Processing Agreement is consistent with and satisfies the provisions of Article XI of the PAA.

         16. The respective rights and obligations of MESA and CIG with respect to Field Fuel as described in Article IV of the PAA shall be determined as if this Amendment never existed. That is, this Amendment shall not be admissible or taken into account in any manner whatsoever in determining such rights and obligations. Nothing in this Amendment shall be construed as giving CIG or MESA any additional right, title or interest in or any Field Fuel.

         17. The prior written consent of MAPCO and Energas Company, a division of Atmos Energy Corporation ("Energas"), to the terms and conditions of this Amendment are expressly made conditions precedent to all rights and obligations of the Parties hereunder; provided, however, that CIG and MESA may by joint written agreement waive the requirement of the consent of either MAPCO or Energas.

         18. This Amendment amends the "B" Contract and the PAA. However, the rights and obligations of the Parties under the "B" Contract and the PAA are amended only to the extent expressly provided for in this Amendment and, except as respectively amended herein, the provisions of the "B" Contract and the PAA shall continue in full force and effect.

         19. All the terms and conditions of this Amendment were prepared jointly by the Parties hereto and not by any Party to the exclusion of the other.

         20. THIS AMENDMENT AND THE LEGAL RELATIONS BETWEEN THE PARTIES WITH RESPECT TO SUCH AMENDMENT SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO RULES CONCERNING CONFLICTS OF LAWS.

         21. The terms, covenants and conditions of this Amendment shall constitute covenants running with the land and shall survive the execution of this Amendment and shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns. The Parties hereto agree to give notice of the existence of this Amendment to any successors and assigns in interest and make any transfer of any interest in the "B" Contract acreage or production therefrom subject to the terms of this Amendment.

         22. The Parties expressly agree that the "B" Contract and the PAA, and as respectively amended herein, were not and are not intended to benefit any third party(ies) and shall not do so. The "B" Contract, the PAA and this Amendment shall not, at any time, give rise to any claim, demand or cause of action, whether known or unknown, or contingent or absolute at this time or any other time, by any such third party(ies) claiming third party beneficiary rights.

         23. This Amendment shall not construed as modifying, in any way, the terms and conditions of: (a) the Leases, and any amendments thereto, covering natural gas production from the "B" Contract Wells; (b) that certain Royalty Agreement dated October 1, 1988, between CIG, MESA and Mary Kritser Miller et al.; (c) that certain Compromise and Settlement Agreement dated December 31, 1981, entered into between Francis Diane Neal, et al., as plaintiffs, and CIG, et al., as Defendants, and Amarillo Oil Company as a Third Party Defendant in Civil Action No. CA-2-75-68, in the United States District Court for the Northern District of Texas, Amarillo Division; and (d) that certain Compromise and Settlement Agreement dated December 31, 1981, between Mercantile National Bank at Dallas, Trustee, et al., as Plaintiffs, CIG, et al., as Defendants, and Amarillo Oil Company as a Third Party Defendant.

         24. This Amendment and the Gas Processing Agreement contains the entire agreement between the Parties covering the specific matters set forth herein. There are no oral promises, inducements or understandings between the Parties relating to this Amendment. This Amendment cannot be modified without the express written authorization of both Parties hereto.

         25.     Exhibit "A" attached to the PAA is hereby amended as follows:

                 a.       The examples set forth in:

                          III.A.
                          III.B. and
                          III.C.

                          are deleted in their entirety;

                 b. Effective January 1, 1997, the examples set forth in II.E. are deleted in their entirety.

                 c. The examples set forth in III.G. is deleted in its entirety and replaced with the example for Section 6.3.(a)(3) shown on Exhibit "1" to this Amendment.

                 d. The example set forth in III.H. is deleted in its entirety and replaced with the example for Section 6.3.(a)(4) and 6.3.(b) shown on Exhibit "1" to this Amendment.

                 e. The other examples set forth on Exhibit "1" to this Amendment are hereby added to Exhibit "A" to the PAA.





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
         IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date and year first above written.


ATTEST:                                 COLORADO INTERSTATE GAS COMPANY



__________________________________      By:____________________________________
Name:                                       Jon R. Whitney
Title:                                      President and Chief Executive
                                            Officer




ATTEST:                                 MESA OPERATING LIMITED PARTNERSHIP

                                        By: Pickens Operating Co.,
                                            General Partner



__________________________________      By:___________________________________
Name:                                       Paul W. Cain
Title:                                      President and Chief Operating
                                            Officer

STATE OF _________________        )
                                  )
COUNTY OF ________________        )

         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared _________________ known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said _____________________________ a _____________________ and that he executed the same as the act of such _____________________ for the purposes and consideration therein expressed, and in the capacity therein expressed, and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the _____ day of ________ __, 199__.


                                        ________________________________________
                                        Notary Public in and for _______________

My Commission Expires:

______________________


STATE OF _________________        )
                                  )
COUNTY OF ________________        )

         BEFORE ME, the undersigned, a Notary Public in and for said County and State on this day personally appeared ________________________, known to me to be the person and attorney-in-fact whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said MESA OPERATING LIMITED PARTNERSHIP, a partnership, and that he executed the same as the act of such partnership for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the _____ day of ________ __, 199__.


                                        ________________________________________
                                        Notary Public in and for _______________

My Commission Expires:

______________________

                                  EXHIBIT "1"

                        TO THE AMENDMENT TO "B" CONTRACT
                      AND PRODUCTION ALLOCATION AGREEMENT

                             DATED JANUARY 1, 1993


Article I

A.       Section 1.39

Assuming the following as of April 1 1998:

         PYPIFF = 3300 MMcf
         1996 Plant Inlet Field Fuel = 3400 MMcf

Then:

The Fuel Difference (FD) for the computation of CIG's 1998 Net "B" Contract Production Volume is (3300 MMcf - 3400 MMcf) = -100 MMcf.


Section 3.1.b.(2)(a)(i)

Assuming the following as of January 1, 1997:

         PYPIFF = 3000 MMcf
         1995 Plant Inlet Field Fuel = 3100 MMcf

Then:

The Fuel Difference is by definition 0 for the calculation of CIG's 1997 Net "B" Contract Production entitlement. Therefore, for the Summer Months of 1997 CIG shall be entitled to take on a daily basis (40 MMcf - (3000 MMcf + 0
MMcf)/ 214) = 26 MMcf/d of Net "B" Contract Production plus Plant Inlet Field Fuel. Should CIG fail to take (8500 MMcf - (3000 MMcf + 0 MMcf)) = 5500 MMcf of Net "B" Contract Production during the Summer Months, CIG shall be entitled to take (35 MMcf - ((3000 MMcf + 0 MMcf)/214)) = 21 MMcf/d of such production beginning November 1 until CIG has taken 5500 MMcf of Net "B" Contract Production during the April through November period of such calendar year.

Assuming the following as of January 1, 1998:

         PYPIFF = 4000 MMcf
         1996 Plant Inlet Field Fuel = 3000 MMcf

Then:

For 1998 the Fuel Difference is (4000 MMcf - 3000 MMcf) = 1000 MMcf.
Therefore, CIG's 1998 entitlement to Net "B" Contract Production would be (8500 MMcf - (4000 MMcf + 1000 MMcf)) = 3500 MMcf. CIG's daily entitlement during the Summer Months of 1998 would be (40 MMcf -[(4000 MMcf + 1000 MMcf) / 214)] = 17 MMcf/d of Net "B" Contract Production plus Plant Inlet Field Fuel.

Assuming the following as of January 1, 1998:

         PYPIFF = 2500 MMcf
         1996 Plant Inlet Field Fuel = 3000 MMcf

Then:

For 1998 the Fuel Difference is (2500 MMcf - 3000 MMcf) = -500 MMcf. Therefore, CIG's 1998 entitlement to Net "B" Contract Production would become (8500 MMcf - (2500 MMcf + -500 MMcf)) = 6500 MMcf. CIG's daily entitlement during the Summer Months of 1998 would be (40 MMcf - ((2500 MMcf + -500 MMcf)/
214)) = 31 MMcf/d of Net "B" Contract Production plus Plant Inlet Field Fuel.


Section 3.1.b.(2)(a)(iii)

Assuming the following as of July 1, 1998:

         Net "B" Contract Production = 100 MMcf/d
         Plant Inlet Field Fuel = 10 MMcf/d
         CIG's daily entitlement to Net "B" Contract Production from the prior example = 31 MMcf/d

Then:

MESA's entitlement to Net "B" Contract Production is (100 MMcf/d - 31 MMcf/d) = 69 MMcf/d. If CIG takes 35 MMcf/d (10 MMcf Plant Inlet Field Fuel + 25 MMcf Net "B" Contract Production) MESA shall be allowed to take the 6 MMcf/d ((31 MMcf/d + 10 MMcf/d) - 35 MMcf/d) that CIG did not take, increasing MESA's daily entitlement to (69 MMcf/d + 6 MMcf/d) 75 MMcf/d. Conversely, if MESA takes only 60 MMcf/d CIG shall be entitled to take (31 MMcf/d + 10 MMcf/d + (69 MMcf/d - 60 MMcf/d)) = 50 MMcf/d.

Section 3.1.b.(2)(d)

Assuming the following as of January 1, 1998

         PYPIFF = 4,000 MMcf
         1996 Plant Inlet Field Fuel = 3,000 MMcf

Then:

For 1998 the Fuel Difference is (4,000 MMcf - 3,000 MMcf) = 1,000 MMcf. Therefore, CIG's maximum entitlement of Plant Inlet Field Fuel and Net "B" Contract Production would be 8,500 MMcf - 1,000 MMcf = 7,500 MMcf.


Section 3.1.b.(2)(e)(i)

Assuming the following as of December 1, 1998:

         CIG is the overproduced party by 20 Tbtu
         Net "B" Contract Production = 110 MMcf/d
         Plant Inlet Field Fuel = 10 MMcf/d
         Fain Plant outlet volume is 115 MMcf/d
         Net Non "B" Contract Production = 4 MMcf/d
         Average Fain Plant inlet Btu/cu.ft. = 1200
         Average Fain Plant outlet Btu/cu.ft. = 950
         CIG elected to take its exchange percentage on September 20, 1998 during the Winter Months

Then:

Fain plant shrinkage is (115 MMcf/d x 950 Btu/cu.ft.) / ((110 MMcf/d + 10 MMcf/d + 4 MMcf/d) x 1200 Btu/cu.ft.)) = 73.4% on a Btu basis. CIG is entitled to an exchange volume of (((.1725 x 110 MMcf/d x 1200 Btu/cu.ft.) x .734) / 950 Btu/cu.ft.) = 18 MMcf/d at the outlet of the Fain plant.


Section 3.1.b.(2)(e)(ii)

Assuming the following as of April 1, 1999:

         CIG took an exchange volume of 2200 MMcf during the Winter Months from December 1, 1998 through March 31, 1999 Average Fain Plant outlet Btu/cu.ft. = 950

Then:

CIG shall redeliver to MESA (2200 MMcf x 950 Btu/cu.ft.) = 2090 BBtu on a pro rata basis beginning June 1, 1999.


Section 3.1.b.(3)(b)(i)

Assuming the following as of April 1, 2000:

         PYPIFF = 2000 MMcf
         1998 Plant Inlet Field Fuel = 1900 MMcf

Then:

CIG's daily entitlement to Net "B" Contract Production for the period from April 1, 2000 to June 30, 2000 is (40 MMcf/d - ((2000 MMcf + 100 MMcf)/ 214)) =
30 MMcf/d.


Section 3.1.b.(3)(b)(ii)

Assuming the following as of July 1, 2000

         PYPIFF = 3000 MMcf
         1998 Plant Inlet Field Fuel = 3300 MMcf

Then:

CIG's daily entitlement to Net "B" Contract Production for the period from July 1, 2000 through October 31, 2000 is (35 MMcf/d - ((3000 MMcf - 300 MMcf)/214))
= 22 MMcf/d. This calculation is subject to adjustment depending upon the outcome of the Field Fuel issue set forth in Article IV of the PAA.


Section 3.1.b.(3)(b)(iii)

Assuming the following as of July 1, 2000:

         CIG's Net "B" Contract Production entitlement = 20 MMcf/d Net "B" Contract Production = 90 MMcf/d
         CIG takes 15 MMcf/d of Net "B" Contract Production

Then:

MESA shall be entitled to take (90 MMcf/d - 15 MMcf/d) = 75 MMcf/d.


Section 3.1.b.(3)(f)

Assuming the following as of January 1, 2000

         PYPIFF = 4,000 MMcf
         1998 Plant Inlet Field Fuel = 3,000 MMcf
         MESA is not taking Gas pursuant to Section 3.1.c.

Then:

For 2000, the Fuel Difference is (4,000 MMcf - 3,000 MMcf) = 1,000 MMcf. Therefore, CIG's maximum entitlement of Plant Inlet Field Fuel and Net "B" Contract Production for the year 2,000 would be 7,560 MMcf - 1,000 MMcf = 6,560 MMcf.


Section 3.1.b.(4)(a)(i)

Assuming the following as of April 1, 2001:

         PYPIFF = 2200 MMcf
         1999 Plant Inlet Field Fuel = 2000 MMcf

Then:

During the Summer months CIG shall be entitled, on a daily basis, to take (35 MMcf/d - ((2200 MMcf + 200 MMcf)/214)) = 24 MMcf/d of Net "B" Contract Production. This calculation is subject to adjustment depending upon the outcome of the Field Fuel issue set forth in Article IV of the PAA.


Section 3.5.b

Assuming the following for Calendar Year 1997:

         A = 120 MMcf/d
         B = 110 MMcf/d
         C = .8275

Then:

         110 MMcf/d - (.8275 x 110 MMcf/d) = 19.0 MMcf/d

Therefore:

Since 19 MMcf/d is greater than 15 MMcf/d, MESA has no obligation to make available Volumes.

Assuming the following for Calendar Year 1997:

         A = 120 MMcf/d
         B = 140 MMcf/d
         C = .8275

Then:

         120 MMcf/d - (.8275 x 140 MMcf/d) = 4.0 MMcf/d

Therefore:

MESA's obligation to make available "Peak Day" Volumes is reduced to 11 MMcf/d (15 MMcf/d - 4 MMcf/d).

Assuming the following for Calendar Year 1997:

         A = 120 MMcf/d
         B = 150 MMcf/d
         C = .8275

Then:

         120 MMcf/d - (.8275 x 150 MMcf/d) = -4.0 MMcf/d

Therefore:

MESA must make available full "Peak Day" Volumes of 15 MMcf/d.

Section 3.1.b.(4)(f)

Assuming the following as of January 1, 2001

         PYPIFF = 4,000 MMcf
         1999 Plant Inlet Field Fuel = 3,000 MMcf

Then:

For 2001, the Fuel Difference is (4,000 MMcf - 3,000 MMcf) = 1,000 MMcf. Therefore, CIG's maximum entitlement of Plant Inlet Field Fuel and Net "B" Contract Production for the year 2001 would be 7,000 MMcf - 1,000 MMcf = 6,000 MMcf.


Section 6.3.a.(3)

Assuming the following for June 1997:

         MESA is prevented by Governmental Actions from taking its Net "B" Contract Production entitlement of 2.2 TBtu.
         CIG's Net "B" Contract Production entitlement = 1.0 TBtu.
         CIG takes of Net "B" Contract Production = 1.8 TBtu.

Then:

MESA shall be entitled to cash balance on (1.8 TBtu - 1.0 TBtu) = .8 TBtu for June 1997.


Section 6.3.a.(4)

Assuming the following as of July 1, 2000

         CIG has invoked cash balancing.
         CIG's cumulative Net "B" Contract Production = 120 TBtu
         MESA's cumulative Net "B" Contract Production = 350 TBtu
         The Net "B" Contract Production for July 2001 = 3 TBtu
         During July 2001, MESA takes 2.8 TBtu (pursuant to Section 3.1.c.), and CIG takes .2 TBtu.
         CIG is entitled to take 35 MMcf/d - (PYPIFF + FD/214).
         Average Plant Inlet Btu/cu ft. = 1,200
         PYPIFF = 3,000 MMcf
         1998 Plant Inlet Field Fuel = 2,500 MMcf

Then:

CIG's daily entitlement = 35 MMcf - [(3,000 + 500)/214] = 18.6 MMcf. CIG's monthly entitlement = 576.6 MMcf = .7 TBtu.

MESA shall cash balance with CIG on .7 TBtu - .2 TBtu = .5 TBtu.